INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The components of Loss before benefit from income taxes for 2020, 2019 and 2018 consist of:

(in millions)	2020	2019	2018
Domestic	$(410)	$(2,396)	$(1,475)
Foreign	(524)	559	(2,679)
	$(934)	$(1,837)	$(4,154)
The components of Benefit from income taxes for 2020, 2019 and 2018 consist of:

(in millions)	2020	2019	2018
Current:
Domestic	$(8)	$(12)	$—
Foreign	(216)	(116)	(327)
	(224)	(128)	(327)
Deferred:
Domestic	9	(5)	17
Foreign	590	187	320
	599	182	337
	$375	$54	$10
The Benefit from income taxes differs from the expected amount calculated by applying the Company’s Canadian statutory rate of 26.9% to Loss before benefit from income taxes for 2020, 2019 and 2018 as follows:

(in millions)	2020	2019	2018
Loss before benefit from income taxes	$(934)	$(1,837)	$(4,154)
Benefit from income taxes
Expected benefit from income taxes at Canadian statutory rate	$251	$494	$1,117
Non-deductible amount of share-based compensation	(9)	(7)	(10)
Adjustments to tax attributes	26	(99)	(4)
Change in valuation allowance related to foreign tax credits and NOLs	62	21	(3)
Change in valuation allowance on Canadian deferred tax assets and tax rate changes	687	(142)	(875)
Change in uncertain tax positions	(163)	(350)	(47)
Foreign tax rate differences	(128)	186	(3)
Non-deductible portion of Goodwill impairments	—	—	(488)
Tax benefit on intra-entity transfers	(338)	—	356
Other	(13)	(49)	(33)
	$375	$54	$10
Deferred tax assets and liabilities as of December 31, 2020 and 2019 consist of:

(in millions)	2020	2019
Deferred tax assets:
Tax loss carryforwards	$2,924	$2,911
Provisions	1,004	641
Research and development tax credits	172	155
Scientific Research and Experimental Development pool	55	52
Tax credit carryforwards	20	25
Deferred revenue	9	5
Unrealized FX on U.S. dollar debt and other financing cost	—	94
Prepaid expenses	27	41
Share-based compensation	16	19
Other	24	23
Total deferred tax assets	4,251	3,966
Less valuation allowance	(2,252)	(2,831)
Net deferred tax assets	1,999	1,135
Deferred tax liabilities:
Intangible assets	228	53
Plant, equipment and technology	89	56
Outside basis differences	71	41
Unrealized FX on U.S. dollar debt and other financing cost	2	—
Total deferred tax liabilities	390	150
Net deferred tax asset	$1,609	$985
The following table presents a reconciliation of the deferred tax asset valuation allowance for 2020, 2019 and 2018:

(in millions)	2020	2019	2018
Balance, beginning of year	$2,831	$2,913	$2,001
Charged to Benefit from income taxes	(773)	13	870
Charged to other accounts	194	(95)	42
Balance, end of year	$2,252	$2,831	$2,913
The Company’s U.S. interest expense is subject to limitation rules which limit U.S. interest expense to 30% of adjusted taxable income, defined similar to EBITDA through 2021 and EBIT thereafter. Disallowed interest can be carried forward indefinitely and any unused interest deduction assessed for recoverability. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was signed into law. The CARES Act also amended the annual limitation on the deduction of interest in the following respects: (i) increasing the limitation to 50% of adjusted taxable income (“ATI”), (ii) providing a rule for a partnership’s 2019 section 163(j)-disallowed interest expense and (iii) allowing an election to apply 2019 ATI to the 2020 section 163(j) computation. For corporations, the increase to 50% of ATI applies to all taxable years beginning in 2019 or 2020 and permits taxpayers whose 2020 income will decrease from its 2019 level, an election to apply their 2019 ATI, rather than their 2020 ATI, to their 2020 computation. The Company considered such provisions and expects to fully utilize any interest carry forwards in future periods.
On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Act”) was signed into law and included a number of changes in the U.S. tax law, most notably a reduction of the U.S. corporate income tax rate from 35% to 21% for tax years beginning after December 31, 2017. The Tax Act also implemented a modified territorial tax system that included a one-time transition tax on the accumulated previously untaxed earnings of foreign subsidiaries (the “Transition Toll Tax”) equal to 15.5% (reinvested in liquid assets) or 8% (reinvested in non-liquid assets). At the taxpayer's election, the Transition Toll Tax can be paid over an eight-year period without interest, starting in 2018. The Company elected not to use this option and instead used a portion of its U.S. net operating losses ("NOLs") to offset this income inclusion.
The provisional amounts included in Benefit from income taxes for the year 2017, including the Transition Toll Tax, were finalized during 2018. Differences between the provisional net income tax benefits provided for the year 2017 attributable to the Tax Act and the benefit for income taxes as finalized are included in the Benefit from income taxes for 2018 and were not material to the Company’s financial results for the year 2018.
The Company has provided for income taxes in accordance with guidance issued by accounting regulatory bodies, the U.S. Internal Revenue Service and state and local governments through the date of the issuance of these Consolidated Financial Statements. Additional guidance and interpretations can be expected and such guidance, if any, could impact future results. While management continues to monitor these matters, the ultimate impact, if any, as a result of the application of any guidance issued in the future cannot be determined at this time.
The realization of deferred tax assets is dependent on the Company generating sufficient domestic and foreign taxable income in the years that the temporary differences become deductible. A valuation allowance has been provided for the portion of the deferred tax assets that the Company determined is more likely than not to remain unrealized based on estimated future taxable income and tax planning strategies. As a result of taxable losses in Canada as offset by a reduction of deferred tax assets due to internal restructurings, the valuation allowance decreased by $579 million during 2020 and decreased by $82 million during 2019. Given the Company’s history of pre-tax losses and expected future losses in Canada, the Company maintained that there was insufficient objective evidence to release the valuation allowance against Canadian tax loss carryforwards, International Tax Credits (“ITC”) and pooled Scientific Research and Experimental Development Tax Incentive (“SR&ED”) expenditures. The Canadian valuation allowance represents a material portion of the Company's total valuation allowance.
As of December 31, 2020 and 2019, the Company had accumulated taxable losses available to offset future years’ federal and provincial taxable income in Canada of approximately $6,530 million and $7,441 million, respectively.  As of December 31, 2020 and 2019, unclaimed ITCs available to offset future federal taxes in Canada were approximately $37 million and $34 million, respectively, which expire in the years 2021 through 2040.  In addition, as of December 31, 2020 and 2019, pooled SR&ED expenditures available to offset against future taxable income in Canada were approximately $206 million and $192 million, respectively, which may be carried forward indefinitely. As of December 31, 2020 and 2019, a full valuation allowance against the net Canadian deferred tax assets has been provided of $1,966 million and $2,461 million, respectively.
As of December 31, 2020 and 2019, the Company had accumulated taxable losses available to offset future years' federal taxable income in the U.S. of approximately $814 million and $636 million, respectively, including acquired losses which expire in the years 2021 through 2037. While the remaining taxable losses are subject to multiple annual loss limitations as a result of previous ownership changes, the Company believes that the recoverability of the deferred tax assets associated with these taxable losses are more likely than not to be realized. As of December 31, 2020 and 2019 U.S. research and development credits available to offset future years' federal income taxes in the U.S. were approximately $110 million and $106 million, respectively, which includes acquired research and development credits and which expire in the years 2021 through 2040.
As of December 31, 2020 and 2019, the Company had accumulated taxable losses available to offset future years’ taxable income in Ireland of approximately $8,387 million and $6,765 million, respectively.  As of December 31, 2020 and 2019, the Company recognized a capital loss and established a valuation allowance on the portion of the loss for which a benefit is not expected to be realized.
The Company provides for Canadian tax on the unremitted earnings of its direct foreign affiliates except for its direct U.S. subsidiaries. The Company continues to assert that the unremitted earnings of its U.S. subsidiaries will be permanently reinvested and not repatriated. As of December 31, 2020, the Company estimates there will be no tax liability attributable to the permanently reinvested U.S. earnings.
As of December 31, 2020 and 2019, unrecognized tax benefits (including interest and penalties) were $1,025 million and $1,002 million, of which $414 million and $355 million would affect the effective income tax rate, respectively. In 2020 and 2019, the remaining unrecognized tax benefits would not impact the effective tax rate as the tax positions are offset against existing tax attributes or are timing in nature. In 2020 and 2019, the Company recognized net increases to unrecognized tax benefits for current year tax positions of $66 million and $362 million, respectively. The Company recognized a net reduction of $42 million during 2020 and a net reduction of $13 million during 2019 in the unrecognized tax benefits related to tax positions taken in the prior years.
The Company provides for interest and penalties related to unrecognized tax benefits in the provision for income taxes. As of December 31, 2020 and 2019, accrued interest and penalties related to unrecognized tax benefits were approximately
$49 million and $45 million, respectively. In 2020 and 2019, the Company recognized a net increase of approximately $4 million and $3 million of interest and penalties, respectively.
The Company and one or more of its subsidiaries file federal income tax returns in Canada, the U.S., and other foreign jurisdictions, as well as various provinces and states in Canada and the U.S. The Company and its subsidiaries have open tax years, primarily from 2005 to 2019, with significant taxing jurisdictions, respectively, including Canada and the U.S. These open years contain certain matters that could be subject to differing interpretations of applicable tax laws and regulations and tax treaties, as they relate to the amount, timing, or inclusion of revenues and expenses, or the sustainability of income tax positions of the Company and its subsidiaries. Certain of these tax years are expected to remain open indefinitely.

Jurisdiction:	Open Years
United States - Federal	2015 - 2019
Canada	2005 - 2019
Germany	2014 - 2019
France	2013 - 2019
China	2016 - 2019
Ireland	2016 - 2019
Netherlands	2016 - 2019
Australia	2011 - 2019
The Internal Revenue Service completed its examinations of the Company’s U.S. consolidated federal income tax returns for the years 2013 and 2014. There were no material adjustments to the Company's taxable income as a result of these examinations. The 2014 tax year remains open to the extent of a 2017 capital loss carried back to that year. Additionally, the Internal Revenue Service has selected for examination the Company's annual tax filings for 2015 and 2016 and the Company's short period tax return for the period ended September 8, 2017, which was filed as a result of the Company's internal restructuring efforts during 2017. At this time, the Company does not expect that proposed adjustments, if any, for these periods would be material to the Company's Consolidated Financial Statements.
The Company is currently under examination by the Canada Revenue Agency for four separate cycles: (a) years 2005 through 2006, (b) years 2007 through 2009, (c) years 2012 through 2013 and (d) years 2014 through 2015. The Company received from the Canada Revenue Agency a proposed audit adjustment for the years 2005 through 2009. The Company disagrees with the adjustments and has filed the respective Notices of Objection. The total proposed adjustment will result in a loss of tax attributes which are subject to a full valuation allowance and will not result in material change to the provision for income taxes. The Canada Revenue Agency audits of the 2010 and 2011 tax years were closed in 2016, and resulted in no material adjustments. The Company received an assessment for certain transfer pricing matters in 2012 and 2013 for CAD 85 million and CAD 90 million, respectively.  The Company disagrees with the adjustments and has filed a Notice of Objection for 2012 and will file an objection for 2013.  Of the total proposed adjustments, all but CAD 3 million will result in a loss of tax attributes which are subject to a full valuation allowance and will not result in a material change to the provision for income taxes.
The Company’s subsidiaries in Germany are under audit for tax years 2014 through 2016. At this time, the Company does not expect that proposed adjustments, if any, would be material to the Company's Consolidated Financial Statements.
The Company’s subsidiaries in Australia are under audit by the Australian Tax Office for various years beginning in 2010. On August 8, 2017, the Australian Taxation Office issued a notice of assessment for the tax years 2011 through 2017 in the aggregate amount of $117 million, which includes penalties and interest. The Company disagrees with the assessment and continues to believe that its tax positions are appropriate and supported by the facts, circumstances and applicable laws. The Company intends to defend its tax position in this matter vigorously and has filed a holding objection against the assessment by the Australian Taxation Office and has secured a bank guarantee to cover any potential cash outlays regarding this assessment.
The Company's U.S. affiliates remain under examination for various state tax audits in the U.S. for years 2015 through 2018.
Certain affiliates of the Company in regions outside of Canada, the U.S., Germany and Australia are currently under examination by relevant taxing authorities, and all necessary accruals have been recorded, including uncertain tax benefits.
At this time, the Company does not expect that proposed adjustments, if any, would be material to the Company's Consolidated Financial Statements.
The following table presents a reconciliation of the unrecognized tax benefits for 2020, 2019 and 2018:

(in millions)	2020	2019	2018
Balance, beginning of year	$1,002	$654	$598
Additions based on tax positions related to the current year	66	361	18
Additions for tax positions of prior years	171	63	55
Reductions for tax positions of prior years	(209)	(58)	(11)
Lapse of statute of limitations	(5)	(18)	(6)
Balance, end of year	$1,025	$1,002	$654
The Company believes it is reasonably possible that the total amount of unrecognized tax benefits at December 31, 2020 could decrease by approximately $145 million in the next twelve months as a result of the resolution of certain tax and transfer pricing audits and other events.